UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Paramount Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 19, 2020. PARAMOUNT GROUP, INC. *Depending on concerns about the coronavirus or COVID-19, we may hold our annual meeting solely by means of remote communication. Please monitor our website at www.paramount-group.com for updated information. If we decide to hold the meeting solely by means of remote communication, you will be able to attend our annual meeting through a link at this location on our website using your control number, which is included in the proxy card sent to you or, if you are a beneficial owner who did not receive such number, may be obtained upon request to the broker, bank, or other nominee that holds your shares. As always, we strongly encourage you to vote your shares by proxy prior to the annual meeting. You are receiving this communication because you hold shares in the company named above. PARAMOUNT GROUP, INC. 1633 BROADWAY, SUITE 1801 NEW YORK, NY 10019 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. D07168-P37035 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of: The close of business on March 23, 2020 Date: May 19, 2020Time: 10:00 AM EDT Location: The Whitby Hotel 18 West 56th Street New York, New York

Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods D07169-P37035 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX XXXX Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow(located on the following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow(located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 5, 2020 to facilitate timely delivery. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

The Board of Directors recommends you vote FOR all nominees listed: 1. Election of Directors Nominees: The Board of Directors recommends you vote FOR the following proposals: 2. Approval, on a non-binding advisory basis, of our named executive officer compensation. 1a. Albert Behler 3. R a t i f i c a t i o n o f t h e A u d i t C o m m i t t e e ' s appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. 1b. Thomas Armbrust 1c. Martin Bussmann NOTE: The proxies are also authorized to vote in their discretion on such other matters as may properly come before the meeting or any adjournment thereof. 1d. Colin Dyer 1e. Karin Klein 1f. Peter Linneman 1g. Katharina Otto-Bernstein 1h. Mark Patterson 1i. Greg Wright D07170-P37035 Voting Items

D07171-P37035